UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

Paymentus Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40429	45-3188251
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18390 NE 68th St.
Redmond, Washington		98052
(Address of Principal Executive Offices)		(Zip Code)

(888) 440-4826 Registrant’s Telephone Number, Including Area Code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2022, Paymentus Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1. elected two Class I Directors nominated to serve on the Company’s Board of Directors until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified; and

2. ratified the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.

A more complete description of each item is set forth in the proxy statement for the Annual Meeting (the “Proxy Statement”).

As of the record date for the Annual Meeting, there were 17,715,046 shares of the Company’s Class A common stock and 103,336,377 shares of the Company’s Class B common stock issued and outstanding. Each share of Class A common stock was entitled to one vote on each matter properly brought before the Annual Meeting, and each share of Class B common stock was entitled to ten votes on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a class. Votes representing approximately 99.6% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the two nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Ingram	1,042,402,722	3,235,564	777,722
Robert Palumbo	1,042,194,343	3,443,943	777,722

Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,046,415,086	266	656	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYMENTUS HOLDINGS, INC.

Date:	June 6, 2022	By:	/s/ Matt Parson
Matt Parson Chief Financial Officer